EXHIBIT 10.3


                          SHAREHOLDERS VOTING AGREEMENT

         THIS SHAREHOLDERS VOTING AGREEMENT ("Agreement") is made as of November 24, 1997 between Apollo International of Delaware, Inc., a Delaware corporation ("Corporation"), David W. Clarke ("Clarke") and the shareholder listed on the signature page hereof ("Shareholder") (Clarke and Shareholder are hereinafter collectively referred to as the "Apollo Shareholders").

         WHEREAS, Clarke is the controlling shareholder of the Corporation;

         WHEREAS, Shareholder will be issued that number of shares of common stock as set forth below his name on the signature page hereof ("Shares");

         WHEREAS, the Apollo Shareholders desire to enter into this Agreement to provide for the voting of Shareholder's Shares, in connection with the election of directors of the Corporation and all other matters presented to the shareholders of the Corporation for vote.

         NOW, THEREFORE, in consideration of their mutual undertakings, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         Section 1. ELECTION AND REMOVAL OF DIRECTORS. Shareholder agrees to vote or cause to be voted all of his Shares entitled to vote which may hereafter be owned or held of record by Shareholder, or as to which Shareholder hereafter has voting power, according to the direction of Clarke, with respect to the nomination and election of officers and directors of the Corporation, and removal of said officers and directors.

         Section 2. AMENDMENT OF CERTIFICATE OF INCORPORATION AND BYLAWS, MERGER, CONSOLIDATION, SALE OF ASSETS, ETC. AND ALL OTHER SHAREHOLDER MATTERS. Shareholder agrees to vote or cause to be voted all of its Shares entitled to vote which are now owned or may hereafter be owned or held of record by Shareholder, or as to which Shareholder hereafter has voting power, according to the direction of Clarke, with respect to any proposed amendment of the Corporation's Certificate of Incorporation and/or Bylaws or any proposed merger, consolidation, sale of assets, share exchange or any other matter on which shareholder approval is required.

         Section 3. PROXY. Shareholder shall execute any proxies Clarke may reasonably require to facilitate and give full effect to the purpose of this Agreement.

         Section 4. ENDORSEMENT OF CERTIFICATES. Each certificate representing Shares hereafter held by Shareholder shall be inscribed substantially as follows:


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         "The transfer of the shares represented by this certificate is restricted under the terms of an Agreement dated November 24, 1997, a copy of which is on file at the offices of the Corporation."

         Section 5. REMEDIES. The parties acknowledge that any violation of this Agreement will cause irreparable harm to the parties hereto. As a consequence, the parties agree that if any party fails to abide by the terms of this Agreement, any other party will be entitled to specific performance, including the immediate issuance of a temporary restraining order or preliminary injunction enforcing this Agreement, and to judgment for damages caused by such breach, and to any other remedies provided by applicable law.

         Section 6. TERM. This Agreement shall terminate July 10, 1999.

         Section 7. NOTICES. Any notices permitted or required under this Agreement shall be deemed given upon the date of personal delivery or three (3) days after deposit in the United States mail, postage fully prepaid, return receipt requested, as follows:

         if addressed to Corporation:

                           6542 North U.S. Highway 41
                           Suite 215
                           Apollo Beach, Florida 33572

         if addressed to Clarke:

                           6542 North U.S. Highway 41
                           Suite 215
                           Apollo Beach, Florida 33572

         if addressed to Shareholder, at the address set forth on the signature page hereof.

or any other address as any party may, from time to time, designate by notice given in writing in compliance with this Section 7.

         Section 8. AMENDMENT. This Agreement shall not be modified or amended except by means of a writing signed by each Shareholder.

         Section 9. BINDING EFFECT. This Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

         Section 10. ENTIRE AGREEMENT. This Agreement contains the entire understanding between and among the parties and supersedes any prior understandings and agreements among them respecting the subject matter of this Agreement.


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         Section 11. ATTORNEYS' FEES. In the event arbitration, suit, or action is brought by any party under this Agreement to enforce any of its terms, and in any appeal therefrom, it is agreed the prevailing party shall be entitled to reasonable attorneys' fees to be fixed by the arbitrator, trial court, and/or appellate court.

         Section 12. SEVERABILITY. If any provision of this Agreement shall under any circumstances be deemed invalid or inoperative to any extent, it is agreed and understood that such invalidity shall not invalidate the whole Agreement, but the Agreement shall be construed as not containing the provision or provisions deemed invalid and inoperative.

         Section 13. GOVERNING LAW. This Agreement shall be construed and interpreted, and shall at all times and in all respects be governed by the laws of the State of Delaware; provided, however, the parties hereto submit to the jurisdiction and venue of the state and federal courts located in Orange County, Florida.

         Section 14. NUMBER AND GENDER. In construing this Agreement, feminine or neuter pronouns shall be substituted for those masculine in form and vice versa, and plural terms shall be substituted for singular and singular for plural in any place in which the context so requires.

         Section 15. PRESUMPTION. This Agreement or any section hereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

         Section 16. PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

         Section 17. FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

         Section 18. EXECUTION. The parties represent and warrant to each other that the persons executing this Agreement in the name of and on their behalf have full and complete authority to act on behalf of said parties.

         Section 19. COUNTERPARTS. This Agreement may be executed and delivered in any number of counterparts, all of which when executed and delivered shall have the force and effect of an original.

                            [Signature Page Follows]


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Witnesses:                          Apollo International of
                                      Delaware, Inc.

                                    By:
---------------------                  -----------------------------
Name:                                       David W. Clarke, individually
                                            Its: President


---------------------                  -----------------------------
Name:                                       David W. Clarke

                                       Shareholder


---------------------                  -----------------------------
Name:                                  Name:
                                       Address:
                                               ---------------------

                                               ---------------------

                                       Number of Shares:
                                                        ------------

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                                      PROXY

         The undersigned, an individual ("Shareholder") grants to David W. Clarke his irrevocable proxy ("Proxy") for all shares of any and all classes of stock of Apollo International of Delaware, Inc., a Delaware corporation (the "Corporation") acquired or otherwise controlled by Shareholder. The Proxy is coupled with an interest pursuant to a Shareholders Voting Agreement, executed concurrently herewith, by and between Shareholder, the Corporation and David W. Clarke. The Proxy shall terminate on July 10, 1999. During the term of said Proxy, David W. Clarke shall have the right to vote Shareholder's shares as David W. Clarke in his sole discretion chooses. Shareholder shall execute any additional Proxy documents and take any further action David W. Clarke may reasonably request to carry out the purposes of the Shareholder Voting Agreement.

         IN WITNESS WHEREOF, the Shareholder has executed this Proxy as of and effective November 24, 1997.


Witness:                                      Shareholder:



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Name:                                         Name: